As filed with the Securities and Exchange Commission on July 14, 2006

1933 Act File No. 333-134437

1940 Act File No. 811-21903

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	Pre-Effective Amendment No. 2

☐	Post-Effective Amendment No.

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 2

Nuveen Global Value Opportunities Fund

Exact Name of Registrant as Specified in Declaration of Trust

333 West Wacker Drive, Chicago, Illinois 60606

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(800) 257-8787

Registrant’s Telephone Number, including Area Code

Jessica R. Droeger

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Stacy H. Winick	Eric F. Fess	Nora M. Jordan
Bell, Boyd & Lloyd PLLC	Chapman and Cutler LLP	Davis Polk & Wardwell
1615 L Street, N.W., Suite 1200	111 W. Monroe	450 Lexington Avenue
Washington, DC 20036	Chicago, IL 60603	New York, NY 10017

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box)

☒ when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)
Common Shares, $0.01 par value	1,000 Shares	$20.00	$20,000	$2.14

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	All of which has been paid previously.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Pre-Effective Amendment No 2. to the Registration Statement is organized as follows: (a) Statement of Additional Information relating to Nuveen Global Value Opportunities Fund (the “Fund”) and (b) Part C Information. The Fund’s prospectus, included in Pre-Effective Amendment No. 1 to the Fund’s Registration Statement, is not effected hereby.

SUBJECT TO COMPLETION, DATED July 14, 2006

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

NUVEEN GLOBAL VALUE OPPORTUNITIES FUND

STATEMENT OF ADDITIONAL INFORMATION

Nuveen Global Value Opportunities Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company.

This Statement of Additional Information relating to common shares of the Fund (“Common Shares”) does not constitute a prospectus, but should be read in conjunction with the Fund’s Prospectus relating thereto dated                     , 2006 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. A copy of the Fund’s Prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund may be obtained without charge by calling (800) 257-8787, by writing to the Fund or from the Fund’s website (http://www.nuveen.com). You may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). The information contained in, or that can be accessed through, the Fund’s website is not part of the Fund’s Prospectus or this Statement of Additional Information. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated                     , 2006.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $                     ($                     if the underwriters exercise the overallotment option in full) after payment of the estimated offering costs. Nuveen Investments, LLC (“Nuveen”) has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs (other than sales load) that exceed $0.04 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities that meet the Fund’s investment objective and policies within approximately three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government and its agencies or instrumentalities, or in high quality, short-term money market instruments. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s net asset value would be subject to less fluctuation than would be the case at such time as the Fund is fully invested.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide a high level of total return. The Fund seeks to achieve its investment objective primarily by investing in a diversified global portfolio of equity securities, as well as in debt securities issued by corporate and governmental entities.

The Fund will invest primarily in a diversified global portfolio of equity securities, as well as debt securities issued by corporate and governmental entities. In order to seek to achieve the Fund’s investment objective, the Fund’s subadviser, Tradewinds NWQ Global Investors, LLC (“Tradewinds”), will apply its value-oriented investment strategy, through which it opportunistically seeks to identify undervalued securities in the context of major themes shaping opportunities in the global market. The equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, warrants, rights, depositary receipts and real estate investment trust securities issued by non-U.S. and U.S. companies with a broad range of market capitalizations. The debt securities in which the Fund may invest include debt securities and other debt-like instruments issued by non-U.S. and U.S. corporate and governmental entities.

The Fund’s investment objective is considered fundamental and may not be changed without the approval of the holders of a “majority of the outstanding” Common Shares and, if applicable, FundPreferred/R/ shares (defined below) voting together as a single class, and of the holders of a “majority of the outstanding” FundPreferred shares voting as a separate class, if applicable. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See “Description of Shares—FundPreferred Shares—Voting Rights” in the Fund’s Prospectus and in this Statement of Additional Information for additional information with respect to the voting rights of holders of FundPreferred shares.

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if applicable, FundPreferred shares voting together as a single class, and of the holders of a majority of the outstanding FundPreferred shares voting as a separate class, if applicable:

(1) Issue senior securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), other than (i) preferred shares that immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness that immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;

(3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating adjustable rate senior loans;

(4) Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term “issuer” shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation;

(5) Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans in which the Fund may invest are considered to be interests in real estate; and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, or except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans in which the Fund may invest are considered to be interests in commodities, and this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities;

(7) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act; and

(8) Purchase any securities (other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, and provided further that with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities of one issuer.

For the purpose of applying the limitation set forth in subparagraph (8) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares (“Common Shareholders”) would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

(1) sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. The Fund will rely on representations of Borrowers in loan agreements in determining whether such Borrowers are investment companies.

(3) purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more nationally recognized statistical rating organizations (“NRSROs”) that may issue ratings for FundPreferred shares, if any, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede Tradewinds from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objective, policies, and techniques that are described in the Fund’s Prospectus.

The Fund’s investment objective is to provide a high level of total return. The Fund seeks to achieve its investment objective primarily by investing in a diversified global portfolio of equity securities, as well as in debt securities issued by corporate and governmental entities. In order to seek to achieve the Fund’s investment objective, Tradewinds will apply its value-oriented investment strategy, through which it opportunistically seeks to identify undervalued securities in the context of major themes shaping investment opportunities in the global market. Tradewinds’ investment process employs rigorous bottom-up research to select securities it believes to be undervalued, or mispriced, and that have the prospect for strong price appreciation based on improving fundamentals. See “The Fund’s Investments-Tradewinds Investment Philosophy and Process.”

During most periods, the Fund expects that its Managed Assets (as defined on page 8) will be predominantly, and perhaps sometimes entirely, invested in equity securities. Upon completion of the initial investment of the net proceeds of this offering, the Fund expects that approximately 80% of its Managed Assets will be invested in equity securities of non-U.S. and U.S. companies with a broad range of market capitalizations, and approximately 20% will be invested in debt securities and other debt-like instruments of non-U.S. and U.S. corporate and governmental entities. See “Use of Proceeds.” However, the percentage allocation of the Fund’s Managed Assets for investment in equity securities and debt securities may vary depending on Tradewinds’ assessment of market conditions and the relative attractiveness of such investment opportunities, and, during certain periods, the Fund’s investments in debt securities may constitute a more significant portion, or perhaps even substantially all, of the Fund’s Managed Assets.

In pursuing its investment objective, it is anticipated that the Fund’s total return, if any, will be generated from realized and unrealized capital gains, dividends and interest income from the Fund’s investments in equity and debt securities, and total returns generated from the Fund’s other investment techniques. The Fund’s investments will generate varying returns based upon market conditions and other factors.

The Fund may not invest more than:

•	30% of its Managed Assets in emerging market securities;

•	30% of its Managed Assets in securities issued by issuers in a single non-U.S. country;

•	75% of its Managed Assets in securities issued by non-U.S. issuers, including debt securities issued by the U.S. Government and its agencies or instrumentalities;

•	25% of its Managed Assets in ratable securities that are rated below investment grade or are unrated but judged to be of comparable quality by Tradewinds; and

•	20% of its Managed Assets in securities issued by issuers in any one industry.

Equity Securities. The Fund intends that the global equity securities in which it will invest will be issued by companies in all capitalization ranges. Equity securities include, but are not limited to, common stocks, preferred stocks with predominantly equity (as opposed to fixed-income) investment characteristics, convertible securities, warrants, rights, depositary receipts (which reference ownership of underlying non-U.S. securities) and real estate investment trust (“REIT”) securities. An investment in the equity securities of a company generally represents a proportionate ownership interest in that company or the right to acquire such an interest. Therefore, the Fund participates in the financial success of any company in which it has an equity interest. See also “—Below Investment Grade Securities.”

Debt Securities. Debt securities include, but are not limited to, corporate bonds, notes, debentures, preferred stocks with predominantly fixed income characteristics, corporate loans and other similar types of corporate debt instruments issued by non-U.S. and U.S. corporate issuers, and debt securities and other debt instruments issued by non-U.S. and U.S. governments and government-related entities. The Fund’s debt securities may pay fixed or floating rates of interest. A substantial portion of the Fund’s debt securities may be rated below investment grade or unrated but judged to be of comparable quality by Tradewinds. See “--Below Investment Grade Securities.”

Non-U.S. Issuers. The Fund may invest a substantial portion of its Managed Assets in securities of non-U.S. issuers in both developed and emerging markets. The amount of the Fund’s Managed Assets invested in non-U.S. securities may change over time depending on Tradewinds’ ongoing assessment of market opportunities as well as the relative size of the U.S. market capitalization versus the global market capitalization. In addition, the Fund may invest up to 30% of its Managed Assets in emerging market equity and debt securities.

Equity Call Options. The Fund may opportunistically write (sell) call options on a portion of the Fund’s portfolio of equity securities and on broad-based securities indices or certain exchange-traded funds (“ETFs”). The extent of the Fund’s equity call option writing activity (which may at times be little or none, and at other times, may be on most or substantially all of the Fund’s assets invested in equity securities) will depend on market conditions and an ongoing assessment by Tradewinds of the attractiveness (from a risk/reward standpoint) of writing call options.

Generally, the Fund intends to sell call options that are near-to or slightly out-of-the-money (i.e., the exercise price generally will be near-to or slightly above the current level of the value of the individual security or index underlying the options). By selling call options on less than the full value of the equity securities held by the Fund, the Fund retains any capital appreciation on the portion of the equity securities not effectively subject to the call options. By selling call options that are slightly out-of-the-money, the Fund also retains potential appreciation up to the exercise price of the call options. The Fund, in effect, sells the potential appreciation in the value of the portion of its equity securities subject to call options in exchange for the premium. If, at expiration, the purchaser exercises the call option sold by the Fund, the Fund will pay the purchaser the difference between the value of the equity securities and the exercise price of the option. See “The Fund’s Investments” and “Risks” in the Prospectus.

Below Investment Grade Securities. Under normal circumstances, the Fund may invest up to 20% of its Managed Assets in ratable securities that are rated below investment grade or that are unrated but judged by Tradewinds to be of comparable quality. Securities rated below investment grade are commonly referred to as “junk securities.” Initially, the Fund will invest no more than 25% of its Managed Assets in ratable securities rated below investment grade or that are unrated but judged by to Tradewinds be of comparable quality. Investment grade securities include those ratable securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by Standard and Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings (“Fitch”), or (ii) unrated but judged by Tradewinds to be of comparable quality. Ratable securities generally are fixed-income securities (e.g., bonds, notes, debentures, income-oriented preferred stocks and loans). Common stocks and certain other equity securities (e.g., warrants, rights, depositary receipts and REIT securities) generally are not ratable securities.

Other Investment Techniques. The Fund may use a variety of other investment techniques to efficiently create or maintain exposure to particular securities, markets or regions, to seek to increase the total return of the Fund, or to help protect against declines in portfolio value due to the Fund’s exposure to movements in the value of equity or debt securities markets and exposure to non-U.S. currencies. These techniques include the use of derivative instruments, such as structured notes, swaps, futures, options, currency exchange transactions and short sales. See “Portfolio Composition” for further information on these investment techniques.

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of this offering are being invested, Tradewinds may deviate from its investment guidelines noted above. In addition, upon Tradewinds’ recommendation that a change would be in the best interests of the Fund and its shareholders, and subject to the approval by the Fund’s Board of Trustees, Tradewinds may deviate from its investment guidelines discussed herein.

The Fund’s net assets, including assets attributable to any FundPreferred shares (as defined on page 5 of the prospectus) that may be outstanding and the principal amount of any Borrowings (also defined on page 5 of the prospectus), are called “Managed Assets.”

Upon Tradewind’s determination that it would be in the best interests of the Fund and its Common Shareholders, the Fund likely will seek to increase total returns for Common Shareholders by utilizing financial leverage through bank borrowings, issuing commercial paper or notes (collectively, “Borrowings”) and/or offering preferred shares of beneficial interest (“FundPreferred® shares”). The Fund’s Board of Trustees has approved the use of leverage by the Fund, with an initial leverage limit of approximately 20% of the Fund’s Managed Assets, which leverage limit may be increased or decreased by the Board of Trustees from time to time. The amount of leverage utilized by the Fund at any given time, up to the leverage limit, will be determined by Tradewinds, subject to oversight by Nuveen Asset Management (“NAM”), the Fund’s adviser, and the Fund’s Board of Trustees. The Fund intends that leverage utilized by the Fund for at least two years following this offering will be accomplished through Borrowings. Subject to the leverage limit established by the Board of Trustees (initially 20% of the Fund’s Managed Assets), Tradewinds may, at its discretion, opportunistically vary the Fund’s percentage use of leverage depending on its assessment of market conditions and investment opportunities across global markets. The use of leverage by the Fund in excess of the established leverage limit (other than as a result of a decrease in the Fund’s net asset value as discussed below) would require the approval of the Fund’s Board of Trustees. The Board of Trustees may approve an increase in the Fund’s leverage limit up to approximately 33% of the Fund’s Managed Assets. If the Fund’s percentage use of leverage increases over the established leverage limit as a result of a decrease in the Fund’s net asset value, the Fund may be required to reduce its amount of leverage at or below the established leverage limit based on guidelines established by the Fund’s Board of Trustees. As a result, the Fund may be required to sell securities in its portfolio at times and/or at prices that are disadvantageous to the Fund. NAM will be responsible for originating and managing the Fund’s leverage facilities, and NAM will continually monitor the use of leverage by Tradewinds, including adjustments in the percentage use of leverage by the Fund up to the leverage limit and consistent with guidelines established by the Board of Trustees.

The Fund expects that the interest cost of leverage will be based upon the interest cost of funds applicable to high grade credit quality issuers of debt securities, commercial paper or preferred stock, either on a floating rate or fixed rate basis. So long as the rate of total return, net of all applicable Fund expenses, on the Fund’s portfolio investments exceeds the then current interest rate on any Borrowings or the FundPreferred share dividend rate, the investment of the proceeds of Borrowings or Fund Preferred shares will be beneficial to Common Shareholders from a total return standpoint. If so, the excess total return may be available to pay higher distributions to Common Shareholders or may result in accretions to the Fund’s Managed Assets and net asset value. There is no assurance that the Fund will use leverage or that the Fund’s leverage strategy seeking to enhance total returns will be successful.

The Fund will pay NAM a management fee based on a percentage of Managed Assets and Tradewinds will receive a portion of that fee as a subadvisory fee. Managed Assets include the proceeds realized from the Fund’s use of leverage. Tradewinds will base its decision whether and how much to leverage the Fund based solely on its assessment of whether such use of leverage will advance the Fund’s investment objective. NAM will be responsible for overseeing Tradewinds’ use of leverage and evaluating Tradewinds’ performance in managing the portfolio and using leverage to achieve the Fund’s investment objective. However, the fact that a decision to increase the Fund’s leverage will have the effect of increasing Managed Assets and therefore NAM’s and Tradewinds’ management and subadvisory fees, respectively, means that NAM and Tradewinds may have incentive to increase the Fund’s use of leverage. NAM and Tradewinds will seek to manage that incentive by only increasing the Fund’s use of leverage when they determine that such increase is consistent with the Fund’s investment objective, and by periodically reviewing the Fund’s performance and use of leverage with the Fund’s Board of Trustees.

Overall Fund Management

Nuveen Asset Management (“NAM”) is the Fund’s investment adviser, managing the Fund’s overall strategy and its implementation. NAM will oversee Tradewinds, the Fund’s subadviser, in its implementation of the Fund’s investment strategy and use of leverage. See “Use of Leverage” in the Prospectus. This oversight will include ongoing evaluation of Tradewinds’ investment performance, quality of investment process and personnel, compliance with Fund regulatory guidelines, trade allocation and execution and other factors. This effort may involve making adjustments to investment policies in an attempt to reduce costs and mitigate risks.

Tradewinds Investment Philosophy and Process

While nearly 70% of the world’s gross domestic product (“GDP”) is generated in non-U.S. markets, only approximately 50% of the world’s equity market value is located in such non-U.S. markets. Tradewinds believes that global investment opportunities are expanding due to accelerating GDP growth overseas. Tradewinds believes that fundamental equity valuations are often more attractive in non-U.S. markets and that a global portfolio may be structured with favorable valuation metrics. In addition, Tradewinds believes a strategy of investing across all capitalization ranges may help to broaden further the range of investment opportunities in the global marketplace.

In managing the Fund’s portfolio, Tradewinds will apply its value-oriented investment strategy, through which it opportunistically seeks to identify undervalued securities in the context of major themes shaping opportunities in the global market. Tradewinds’ investment process employs rigorous bottom-up research to select securities that it believes to be undervalued, or mispriced, and that have the prospect for strong price appreciation based on improving fundamentals. Tradewinds also applies a strong sell discipline in which it considers selling a security when it shows deteriorating fundamentals, falls short of expectations and/or has reached a valuation Tradewinds believes is no longer compelling. Portfolio diversification and position limits, along with other risk management tools, play an important role in the Tradewinds’ overall investment process.

To identify attractive investment opportunities, Tradewinds couples the development of strategic global investment themes with its value-oriented investment process. Examples of strategic themes include: differential GDP growth between countries and regions; corporate restructuring and cross-border merger and acquisition trends; deregulation and privatization of infrastructure; globalization of labor; outsourcing; global resource and production scarcities; and other factors that create comparative advantage. Tradewinds believes its approach enables it to seize undervalued investment opportunities that result from structural and market changes associated with the strategic themes.

The analysis of investment themes provides a framework for identifying significant economic and market factors that correspond to distinct investment opportunities involving particular regions of the world, countries, sectors, industries and companies positioned to outperform. This process is essential to the generation of specific investment ideas and the construction of a diversified portfolio. Tradewinds focuses on companies with varying capitalizations. When researching individual companies, Tradewinds analyzes a broad range of fundamental valuation metrics, and select qualitative and quantitative factors indicating whether a company is well positioned to capitalize on opportunity. In addition, Tradewinds carefully evaluates investment potential at various levels of a company’s capital structure in addition to focusing on a company’s common stock. Tradewinds seeks to identify the most attractive potential returns, which may result in shifting the portfolio emphasis between equity securities and debt securities. Over the longer term, the asset mix and global investment exposures will be actively managed to capitalize on market opportunities and Tradewinds’ best ideas across various equity and debt markets.

To a limited degree, Tradewinds may use various techniques to diversify exposure to particular markets and regions. Such techniques include the opportunistic sale of call options and use of other derivatives and investment vehicles, such as ETFs to hedge risk or enhance returns, or to create and substitute investment exposures more efficiently.

PORTFOLIO COMPOSITION

The Fund’s portfolio will be composed principally of the investments described below.

Common Stocks. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The Fund intends that the common stocks in which it will invest will primarily be securities that Tradewinds believes to be undervalued, or mispriced, and that have the prospect for strong price appreciation based on improving fundamentals.

Preferred Stocks. Preferred stocks with predominantly equity investment characteristics, like common stocks, represent an equity ownership in an issuer. Generally, preferred stocks have a priority of claim over common stocks in dividend payments and upon liquidation of the issuer. Unlike common stocks, preferred stocks do not usually have voting rights. Preferred stocks in some instances are convertible into common stock. Although they are equity securities, preferred stocks have certain characteristics of both debt securities and common stocks. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although Tradewinds would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals their original purchase price at the date of issuance. The market values of preferred stocks may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors. They also may be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged.

Because the claim on an issuer’s earnings represented by preferred stock may become disproportionately large when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Preferred stocks that have predominantly fixed-income characteristics are typically issued by corporations or by an affiliated business trust of a corporation. The market for these preferred stocks consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. These preferred stocks are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, these types of preferred stocks typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). Convertible securities have general characteristics similar to both debt securities and common stocks. The interest paid on convertible securities may be fixed or floating rate. Although to a lesser extent than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, will also react to the variations in the general market for common stocks. Depending upon the relationship of the conversion price to the market value of the underlying common stock, a convertible security may trade more like a common stock than a debt instrument. See “Risks—Convertible Security Risks” in the Prospectus.

Warrants. A warrant is a certificate that gives the holder of the warrant the right to buy, at a specified time or specified times, from the issuer of the warrant, the common stock of the issuer at a specified price. See also “Other Investment Policies and Techniques—Warrants and Equity Securities.”

Depositary Receipts—ADRs, EDRs, and GDRs. The Fund may purchase depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.

REITs. REITs are companies that own and manage real estate, including apartment buildings, offices, shopping centers, industrial buildings and hotels. By investing in REITs, the Fund may gain exposure to the real estate market with greater liquidity and diversification than through direct ownership of property, which can be costly and require ongoing management and maintenance, and which can be difficult to convert into cash when needed.

Exchange-Traded Funds (ETFs). The Fund may invest in ETFs, which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national exchange or the NASDAQ. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. See also “—Other Investment Companies.”

Corporate Bonds. Corporate bonds generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

Structured Notes. The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (“embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) of other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Corporate Loans. The Fund may invest (i) in loans made by banks or other financial institutions to corporate issuers or (ii) participation interests in such loans. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield debt and, therefore, presents increased market risk relating to liquidity and pricing concerns. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a corporate borrower. Purchasing a participation in a corporate loan typically will result in the Fund having a contractual relationship with the lender, not the borrower. In this instance, the Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. If the Fund only acquires a participation in a loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the corporate loan.

Non-U.S. Government and Supranational Debt Securities, Including Emerging Markets Investments. The Fund may invest in debt securities of governmental issuers in all countries, including emerging market countries. These debt securities may include: fixed income securities issued or guaranteed by governments and governmental agencies or instrumentalities; fixed income securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between governments and financial institutions; or fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

The ability of a non-U.S. sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rate and the extent of its non-U.S. reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its export in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from non-U.S. trade to service its external debt, it may need to depend on continuing loans and aid from non-U.S. governments, commercial banks and multinational organizations. There may be no bankruptcy proceedings similar to those in U.S. by which defaulted interest may be collected.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

U.S. Government Debt Securities. The Fund may invest in U.S. Government debt securities, U.S. local government debt securities and U.S. Government agency securities of any maturity, including U.S. Government mortgage-backed securities. U.S. Government securities are debt securities issued and/or guaranteed as to principal and interest by the U.S. Government that are supported by the full faith and credit of the United States. These securities include U.S. Treasury bills, notes and bonds and securities of the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration. U.S. Government agency securities, as used herein, include debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government-sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States. U.S. Government-sponsored enterprises and instrumentalities are not agencies of the U.S. Government. Government sponsored enterprises are private corporations sponsored by the Federal government, such as the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. Securities issued by these entities are generally not supported by the full faith and credit of the United States. Because the U.S. Government is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only where the Fund is satisfied that the credit risk with respect to the issuers is minimal.

Call Options. The Fund may opportunistically write (sell) call options on a portion of the Fund’s portfolio of equity securities and on broad-based securities indices or certain ETFs that trade like common stock but that seek to replicate such securities indices. The extent of this equity option writing activity (which may at times be little or none, and at other times, may be on most or substantially all of the Fund’s assets invested in equity securities) will depend on market conditions and an ongoing assessment by Tradewinds of the attractiveness (from a risk/reward standpoint) of writing call options. The Fund may also write call options or sell put options for hedging purposes.

As the seller of a call option, the Fund receives a premium from the purchaser. The purchaser of the call option has the right to any appreciation in the value of the individual security or index underlying the options over the exercise price on the expiration date. If, at expiration, the purchaser exercises the option sold by the Fund, the Fund will pay the purchaser the difference between the value of the individual security or index underlying the option and the exercise price of the option. The premium, the exercise price and the market value of the individual security or index underlying the option determine the gain or loss realized by the Fund as the seller of the call option. The Fund generally will repurchase call options prior to the expiration dates, ending the Fund’s obligation. In that case, the cost of repurchasing an option will determine the gain or loss realized by the Fund.

The Fund may execute a closing purchase transaction with respect to an option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize option premiums. The cost of a closing transaction may reduce the option premiums realized from the sale of the option. This reduction could be offset, at least in part, by appreciation in the value of the individual security or index, and by the opportunity to realize additional premium income from selling a new option.

The Fund will only sell call options on a “covered basis.” A call option is considered covered if the Fund maintains with its custodian assets determined to be liquid (in accordance with procedures established by the Board of Trustees) in an amount equal to the contract value of the individual securities underlying the option. A call option also is covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid (in accordance with procedures established by the Board of Trustees). See also“—Illiquid Securities.”

Interest Rate and Total Return Swaps. In lieu of holding debt securities directly, the Fund may invest in interest rate swaps, total return swaps and other debt-related derivative instruments. The Fund also may invest in these debt-related derivative instruments for hedging purposes. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. In an interest rate swap, the Fund and another party exchange their respective commitments to pay each other floating for fixed rates of interest at a floating rate referenced to local short-term interest rates and a fixed rate referenced to the interest rate in the non-U.S. local government securities market denominated in that local market currency. For example, the Fund would agree to pay a short-term floating rate of interest (e.g., the three month London Interbank Offer Rate denominated in Euros (“Euro LIBOR”)) and receive a fixed rate of interest in Euros for a period of 10 years. This would enable the Fund to earn the current difference between Euro LIBOR and the higher fixed rate. Additionally, it would expose the Fund to changes in the level of 10 year interest rates in Europe. This would enable the Fund to benefit from falling 10 year rates in Europe and conversely the Fund would experience a reduction in value if 10 year Euro interest rates rose.

In a total return swap, the Fund exchanges with another party their respective commitments to pay or receive the total return of an underlying asset and a floating local short-term interest rate. For example, if the Fund desires to gain exposure to the local sovereign debt of Australia, it could enter into total return swap with a bank or other counterparty based on the local sovereign debt of Australia having a specified maturity (e.g., 10 years). Each sub-period (quarterly or monthly), the Fund would receive the total return of the local sovereign debt of Australia and pay the bank a specified rate (e.g., an Australian local short-term interest rate) plus or minus a specified spread. As a result, the Fund achieves a return equivalent to a direct investment in the underlying Australian local sovereign debt. While the Fund pays the bank or other counterparty the floating rate plus or minus the spread (typically 30 basis points), it does not have currency exposure to the underlying non-U.S. currency. The Fund assumes primarily the credit and interest rate risk of Australian local sovereign debt.

The Fund usually will enter into interest rate swaps and total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions, including the risk that the counterparty may be unable to fulfill the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. If Tradewinds is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Bond Futures and Forward Contracts. Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in over-the counter (“OTC”) transactions.

Swaptions. The Fund may enter into swaptions in order to enhance the Fund’s total return or for hedging purposes. A swaption is an OTC traded option that gives the seller the right, but not the obligation, to enter into an interest rate swap at a set rate on an agreed upon future date. Although the typical swaption is an option on an interest rate swap, a swaption could be an option on any type of swap. In return for this flexibility, the purchaser of the swaption pays a premium determined taking into account the duration of the option period, the term and strike rate of the swap and the volatility of interest rates. If interest rates fall, the purchaser of the swaption will let the swaption expire and transact an interest rate swap at the prevailing market rate. NAM believes that swaptions confer all the benefits of an interest rate swap as well as being a useful tool where there is uncertainty of outcome. There is currently a liquid swaption market on the LIBOR rates of all the world’s major currencies. There are three styles of swaptions: American, in which the holder is allowed to enter the swap on any day that falls within a range of two dates; Bermudian, in which the holder is allowed to enter the swap on a sequence of dates; and European, in which the holder is allowed to enter the swap on one specified date.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. Commercial paper may include variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Tradewinds will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and that mature within one year of the date of purchase or carry a variable or floating rate of interest.

Asset-Backed Securities. The Fund may invest in certain asset-backed securities as discussed below. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a Special Purpose Vehicle or “SPV”). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued that, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

A collateralized loan obligation (“CLO”) is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically senior loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non-investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

The Fund also may invest in collateralized debt obligations (“CDOs”). A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non-investment grade bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs and are subject to the same inherent risks.

Mortgage-Backed Securities.    The Fund may invest in mortgage-backed securities, which represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. Government agency or instrumentality, though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage banks, commercial banks, investment banks, and special purpose entities. Private mortgage-backed securities may be supported by U.S. government agency mortgage-backed securities or some form of non-governmental credit enhancement.

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage-backed securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Interest Rate Transactions. In order to seek to increase the Fund’s total return or to seek to hedge the value of the Fund’s portfolio against interest rate fluctuations, to hedge against increases in the Fund’s costs associated with the distribution payments on its outstanding Common Shares, the Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into these transactions to seek to preserve a return or spread on a particular investment or portion of its portfolio, to seek to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to seek to increase its return. However, the Fund also may invest in interest rate swaps to seek to increase income or to seek to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). The Fund is not required to pursue these portfolio strategies and may choose not to do so. The Fund cannot guarantee that any strategies it uses will work.

Repurchase agreements. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to purchase back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in Tradewinds’ opinion, present minimal credit risk. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be market-to-market daily. Tradewinds monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Tradewinds does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. In the event the value of the collateral declines below the repurchase price, Tradewinds will demand additional collateral from the issuer to increase the collateral to at least that of the repurchase price, including interest. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

Below Investment Grade Securities. Under normal circumstances, the Fund may invest up to 25% of its Managed Assets in ratable securities that are rated below investment grade or that are unrated but judged by Tradewinds to be of comparable quality. Securities rated below investment grade are judged to have speculative elements. The ratings of Moody’s, S&P and the other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, Tradewinds also will independently evaluate these ratable securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade ratable securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on Tradewinds credit analysis than would be the case when the Fund invests in rated securities. See Appendix A for a description of security ratings.

Investments in below investment grade ratable securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Issuers of below investment grade ratable securities may be highly leveraged and may not have available to them more traditional methods of financing. In addition, analysis of the creditworthiness of issuers of below investment grade ratable securities may be more complex than for issuers of higher quality securities.

Below investment grade ratable securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade ratable securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-grade notable security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade ratable securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of below investment grade ratable securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest currently and in cash. Tradewinds seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market for below investment grade ratable securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade ratable securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade ratable securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade ratable securities, especially in a thinly traded market. When secondary markets for below investment grade ratable securities are less liquid than the market for investment grade ratable securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on Tradewinds research and analysis when investing in below investment grade ratable securities. Tradewinds seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or Tradewinds downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Tradewinds may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities.

Illiquid Securities. The Fund may up to 15% of its Managed Assets in equity and debt securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act, that are deemed to be illiquid, and certain repurchase agreements. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this 15% limitation. The assets used to cover OTC derivatives used by the Fund, like swaptions, will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative. The Board of Trustees has delegated to NAM and Tradewinds the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed NAM and Tradewinds when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the Issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

When-Issued And Delayed Delivery Transactions. The Fund may purchase and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets that provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

Defensive Position; Invest-Up Period; Change to Investment Guidelines. During temporary defensive purposes or in order to keep the Fund’s cash on hand fully invested, including the period during which the net proceeds of the offering of common shares are being invested, the Fund may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by U.S. Government, its agencies and instrumentalities. In such a case, the Fund may not pursue or achieve its investment objectives. In addition, upon Tradewinds’ recommendations that a change would be in the best interests of the Fund and its shareholders, and subject to approval of the Board of Trustees of the Fund and to shareholder notification of material changes, Tradewinds may deviate from its investment guidelines. These investments are defined to include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and GNMA, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) FNMA, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements. See “—Repurchase agreements” above.

(4) Commercial paper. See “—Commercial Paper” above.

Other Investment Companies. The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly and that have a similar investment objective and strategy. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Tradewinds will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the leverage risks.

Portfolio Trading and Turnover Rate. Portfolio trading may be undertaken to accomplish the investment objectives of the Fund. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what NAM believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security may also be sold when NAM anticipates a change in the price of such security, NAM believes the price of a security has reached or is near a realistic maximum, or there are other securities that NAM believes are more attractive given the Fund’s investment objectives.

The Fund may engage in portfolio trading when considered appropriate, but short-term trading in the Fund’s portfolio will not be used as the primary means of achieving the Fund’s investment objective. The Fund expects a moderate level of annual portfolio turnover. The turnover rate is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in Tradewinds’ opinion, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Other Investments. The Fund may invest in fixed or floating rate debt instruments and other securities as described below:

Warrants and Equity Securities. The Fund may acquire equity securities and warrants issued by an issuer or its affiliates as part of a package of investments in the issuer or its affiliates issued in connection with a senior loan or other debt instrument of the borrower. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in senior loans or other debt instruments. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value. The Fund may possess material non-public information about an issuer as a result of its ownership of a senior loan or other debt instrument of such issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of such an issuer when it would otherwise be advantageous to do so.

Adjustable rate senior loans. Under normal market circumstances, the Fund only will invest in adjustable rate senior loans and other debt instruments to the extent it utilizes leverage. The Fund may make such investments in an attempt to offset the leverage risks borne by the Fund relating to fluctuations in Common Share income due to variations in the FundPreferred share dividend rate and/or interest rates on Borrowings. The Fund may invest in (i) senior loans made by banks or other financial institutions to U.S. or non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions, (ii) assignments of such interests in senior loans, (iii) participation interests in senior loans or (iv) certain derivative instruments and structured notes designed to emulate the returns and risks of senior loans. Senior loans hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets.

Senior loans, as with the other types of securities in which the Fund may invest, are counted for purposes of various other limitations described in this Statement of Additional Information, including the limitation on investing no more than 10% of the Fund’s Managed Assets in illiquid securities, to the extent such senior loans are deemed to be illiquid.

Senior loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a senior loan results in a reduction in income to the Fund, a reduction in the value of the senior loan and a decrease in the Fund’s net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of senior loans and in the Fund’s net asset value.

In the case of collateralized senior loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower’s payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the senior loan. To the extent that a senior loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the Borrower. Uncollateralized senior loans involve a greater risk of loss. Some senior loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of senior loans, such as the Fund, including, under certain circumstances, invalidating such senior loans. Lenders commonly have certain obligations pursuant to the loan agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

The amount of public information with respect to senior loans generally may be less extensive than that available for more widely rated, registered and exchange-listed securities. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. Senior loans may not be rated at the time that the Fund purchases them. If a senior loan is rated at the time of purchase, NAM may consider the rating when evaluating the senior loan but may not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on NAM’s credit analysis abilities. Because of the protective terms of most senior loans, it is possible that the Fund is more likely to recover more of its investment in a defaulted senior loan than would be the case for most other types of defaulted debt securities.

No active trading market currently exists for some of the senior loans in which the Fund may invest and, thus, those loans may be illiquid. Liquidity relates to the ability of the Fund to sell an investment in a timely manner at a price approximately equal to its value on the Fund’s books. The illiquidity of some senior loans may impair the Fund’s ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Because of the lack of an active trading market, illiquid securities are also difficult to value and prices provided by external pricing services may not reflect the true fair value of the securities. The risks of illiquidity are particularly important when the Fund’s operations require cash, and may in certain circumstances require that the Fund sell other investments or borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for senior loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund’s net asset value and market price per share.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of senior loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of senior loans that are considered highly leveraged transactions or subject such senior loans to increased regulatory scrutiny, financial institutions may determine to sell such senior loans. Such sales could result in prices that, in the opinion of NAM, do not represent fair value. If the Fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the senior loan may be adversely affected.

Any lender, which could include the Fund, is subject to the risk that a court could find the lender liable for damages in a claim by a Borrower arising under the common laws of tort or contracts or anti-fraud provisions of certain securities laws for actions taken or omitted to be taken by the lenders under the relevant terms of a loan agreement or in connection with actions with respect to the collateral underlying the senior loan.

The Fund may purchase participations in senior loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a corporate Borrower. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a senior loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the Borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lenders’ interest in the senior loan. A lender selling a participation and other persons interpositioned between the lender and the Fund with respect to participations will likely conduct their principal business activities in the banking, finance and financial services industries.

The Fund may purchase and retain in its portfolio senior loans where the Borrowers have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a senior loan.

Certain Structured Notes. If the Fund invests in structured notes (as defined below) that are designed to provide returns and risks that emulate those of senior loans, the Fund may treat the value of (or, if applicable, the notional amount of) such investment as an investment in senior loans for purposes of determining the percentage of the Fund’s Managed Assets invested under normal market circumstances in senior loans. See also “Portfolio Composition–Structured Notes.”

The Fund acting as Original Lender, Sole Lender and/or Agent. The Fund, in connection with its investments in senior loans may act as one of the group of lenders originating a loan (“Originating Lender”), may purchase the entire amount of a particular loan (“Sole Lender”), and may act as agent (“Agent”) in the negotiation of the terms of a loan and in the formation of a group of investors in a Borrower’s loan.

The Fund as Originating Lender or Sole Lender. When the Fund acts as an Originating Lender or Sole Lender it will generally participate in structuring the loan, and may share in an origination fee paid by the Borrower. When the Fund is an Originating Lender or Sole Lender it will generally have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the loan agreement. As Sole Lender the Fund generally also would have full voting and consent rights under the applicable loan agreement.

The Fund as Agent. Acting in the capacity of an Agent with respect to a loan may subject the Fund to certain risks in addition to those associated with the Fund’s role as a lender. A financial institution’s employment as an Agent under a senior loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency), similar risks may arise.

The Fund’s ability to receive fee income may also be constrained by certain requirements for qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to comply with those requirements and may limit its investments in loans in which it acts as Originating Lender, Sole Lender or Agent in order to do so.

Debtor-In-Possesssion Financings. The Fund may invest in debtor-in-possession financings (commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from chapter 11 and be forced to liquidate its assets under chapter 7 of the Bankruptcy Code. In such event, the Fund’s only recourse will be against the property securing the DIP financing.

Eurodollar Instruments and Yankee Bonds. The Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar-denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest.

Zero Coupon and Payment-In-Kind Securities. The Fund’s investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification to be taxed as a “regulated investment company” under the Code, an investment company, such as the Fund, must distribute each year at least 90% of its investment company taxable income, including the original issue discount accrued on zero coupon bonds and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements to its Common Shareholders even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

HEDGING TRANSACTIONS

Options on Securities. The Fund may purchase put and call options on stock, bonds or other securities to hedge against adverse market shifts.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time during the option period prior to the option’s expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing sale or purchase transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market.

In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, purchasing options can result in additional amounts of leverage to the Fund. The leverage caused by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

The Fund will receive a premium when it writes put and call options, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as the seller of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security’s market value at the time of the option exercise over the Fund’s acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

Options on Stock and Bond Indexes. The Fund may purchase put and call options on stock indexes and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock and bond indexes. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund’s investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock or bond index options as a hedging technique will depend upon the extent to which price movements in the Fund’s investments correlate with price movements in the stock or bond index selected. In addition, successful use by the Fund of options on stock or bond indexes will be subject to the ability of the adviser to predict correctly changes in the relationship of the underlying index to the Fund’s portfolio holdings. No assurance can be given that Tradewinds’ judgment in this respect will be correct.

When the Fund writes an option on a stock or bond index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Stock and Bond Index Futures Contracts. The Fund may purchase and sell stock or bond index futures as a hedge against movements in the equity or bond markets. Stock and bond index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

For example, if Tradewinds expects general stock or bond market prices to decline, it might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such futures contract. If, on the other hand, Tradewinds expects general stock or bond market prices to rise, it might purchase a stock or bond index futures contract as a hedge against an increase in prices of particular securities it wants ultimately to purchase. If in fact the stock or bond index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund’s futures contract resulting from the increase in the index. The Fund may purchase futures contracts on a stock or bond index to enable Tradewinds to gain immediate exposure to the underlying securities market pending the investment in individual securities of the Fund’s portfolio.

Under regulations of the Commodity Futures Trading Commission (“CFTC”) currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

The Fund and NAM have claimed, respectively, an exclusion from registration as a commodity pool operator and as a commodity trading advisor under the Commodity Exchange Act (the “CEA”) and, therefore, neither the Fund, NAM, nor their officers and directors, are subject to the registration requirements of the CEA or regulation as a commodity pool operator or a commodity trading adviser under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See “Tax Matters.”

The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

Other Futures Contracts and Options on Futures Contracts. The Fund’s use of derivative instruments also may include (i) U.S. Treasury security or U.S. Government Agency security futures contracts and (ii) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such futures contracts and options thereon must be traded and listed on an exchange. U.S. Treasury and U.S. Government Agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a U.S. Government Agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. Government Agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. Government Agency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the seller of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the seller’s future margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

Risks Associated with Futures Contracts and Options on Futures Contracts. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the Fund’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to NAM’s ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that NAM’s judgment in this respect will be correct.

The Fund’s futures transactions will ordinarily be entered into for traditional hedging purposes. There is, however, no limit on the amount of the Fund’s assets that can be put at risk through the use of futures contracts and options thereon and the value of the Fund’s futures contracts and options thereon may equal or exceed 100% of the value of the Fund’s total assets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

The Fund may invest in other options. An option is an instrument that gives the holder of the instrument the right, but not the obligation, to purchase or sell a predetermined number of specific securities (i.e. preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires. Both put and call options may be used by the Fund.

The Fund may purchase and sell various other kinds of financial futures contracts and options thereon. Futures contracts may be based on various debt securities and securities indexes (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Fund’s initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the CFTC. These transactions involve transaction costs. There can be no assurance that the Fund’s use of futures will be advantageous to the Fund.

Credit-Linked Notes. The Fund may invest in credit-linked notes (“CLN”) for risk management purposes, including diversification. A CLN is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligation and interest rate risk, the purchaser/seller of the CLN is subject to counterparty risk.

Interest Rate Caps. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

The Fund will usually enter into caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Depending on the state of interest rates in general, the Fund’s use of interest rate caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate cap could decline, and could result in a decline in the net asset value of the Common Shares. Purchasing interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Purchasing interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund will not enter into interest rate cap transactions in an aggregate notional amount that exceeds the remainder of the outstanding amount of the Fund’s leverage, less the amount of senior loans in the Fund’s portfolio. The Fund has no current intention of selling an interest rate cap. The Fund will monitor its interest rate cap transactions with a view to insuring that it remains in compliance with all applicable tax requirements.

Interest rate caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate caps is limited to the net amount of interest payments that the Fund is contractually obligated to make. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the cap to offset the interest payments or dividend payments due. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate cap transaction with any counterparty that Tradewinds believes does not have the financial resources to honor its obligation under the interest rate cap transaction. Further, Tradewinds will continually monitor the financial stability of a counterparty to an interest rate cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the interest rate cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s Common Shares.

The Fund may choose or be required to terminate early all or a portion of any cap transaction. An early termination of a cap could result in a termination payment to the Fund.

Other Hedging Transactions. The Fund may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund’s portfolio risks. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement with NAM, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not “interested persons” of the Fund has ever been a director or employee of, or consultant to, Nuveen, NAM or their affiliates. The Board of Trustees is divided into three classes, Class I, Class II and Class III, with each class being elected to serve until the third succeeding annual shareholder meeting subsequent to its election or thereafter in each case when its respective successors are duly elected and qualified, as described below. The officers of the Fund serve annual terms and are elected on an annual basis. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name and Address	Birthdate	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Other Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Trustee who is an “interested person” of the Fund:

Timothy R. Schwertfeger* 333 West Wacker Drive Chicago, IL 60606	03/28/49	Chairman of the Board and Trustee, 2006	Chairman (since 1996) and Director of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.; Director (since 1996) of Institutional Capital Corporation;	166

*	Mr. Schwertfeger is an “interested person” of the Fund, as defined in the 1940 Act, because he is an officer and director of Nuveen Investments, Inc., Nuveen Investments, LLC and NAM.

Name and Address	Birthdate	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Other Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
			Chairman and Director (since 1997) of Nuveen Asset Management; Chairman and Director (since 1999) of Rittenhouse Asset Management, Inc.; Chairman of Nuveen Investments Advisers Inc. (since 2002).

Trustees who are not “interested persons” of the Fund:

Robert P. Bremner 333 West Wacker Drive Chicago, Il 60606	8/22/40	Lead Independent Trustee, 2006	Private Investor and Management Consultant.	166

Lawrence H. Brown 333 West Wacker Drive Chicago, Il 60606	7/29/34	Trustee, 2006	Retired (since 1989) as Senior Vice President of The Northern Trust Company; Director (since 2002) of Community Advisory Board for Highland Park and Highwood, United Way of the North Shore	166

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606	10/22/48	Trustee, 2006	President (since 1996), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Vice Chairman, United Fire Group, a publicly-held company; Adjunct Faculty Member, University of Iowa; Director, Gazette Companies, Life Trustee Coe College and Iowa College Foundation; formerly, Director Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	166

**	As a result of his ownership of securities issued by Wells Fargo & Co., the parent company of Wells Fargo Securities, LLC, one of the principal underwriters of the Fund, the Fund believes that Mr. Evans may be deemed to be an interested person for as long as Wells Fargo Securities, LLC serves as principal underwriter to the Fund and, therefore, for purposes of this offering he is being treated as an interested person. Mr. Evans owns less than 1% of such securities outstanding and has abstained from voting on any items involving the appointment of Wells Fargo Securities, LLC as principal underwriter to the Fund.

Name and Address	Birthdate	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Other Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 333 West Wacker Drive Chicago, IL 60606	3/6/48	Trustee, 2006	Dean (since June 2006), Tippie College of Business, University of Iowa; formerly, Dean and Distinguished Professor of Finance (2003-2006), School of Business at the University of Connecticut; previously, Senior Vice President and Director of Research (1995-2003) at the Federal Reserve Bank of Chicago; Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation, a publicly-held company; Director (May 2005-October 2005) of SS&C Technologies, Inc.	166

David J. Kundert 333 West Wacker Drive Chicago, IL 60606	10/28/42	Trustee, 2006	Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management; President and CEO, Banc One Investment Advisors Corporation; President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation; Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens.	164

William J. Schneider 333 West Wacker Drive Chicago, IL 60606	9/24/44	Trustee, 2006	Chairman, formerly, Senior Partner and Chief Operating Officer (retired since 2004), Miller-Valentine Partners Ltd., a real estate investment company; formerly, Vice President, Miller-Valentine Realty, a construction company; Board Member, Chair of the Finance Committee and Member of the Audit Committee, Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Board Member, formerly Chair, Dayton Development Coalition; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	166

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606	12/29/47	Trustee, 2006	Executive Director (since 1994), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director (1990-1994), Great Lakes Protection Fund.	166

Eugene S. Sunshine 333 West Wacker Drive Chicago, IL 60606	1/22/50	Trustee, 2006	Senior Vice President for Business and Finance (since 1997), Northwestern University; Director (since 2003), Chicago Board Options Exchange; Director (since 2003), National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since 1997), Board of Directors, Rubicon, an insurance company owned by Northwestern University; Director (since 1997), Evanston Chamber of Commerce and Evanston Inventure, a business development organization.	166

Name and Address	Birthdate	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Fund:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606	9/9/56	Chief Administrative Officer, 2006	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel of Nuveen Investments, LLC; Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.**; Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President (since 1997), of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary (since 2002) of NWQ Investment Management Company, LLC; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary (since 2003) of Rittenhouse Asset Management, Inc. and Symphony Asset Management LLC; Chartered Financial Analyst.	166

Julia L. Antonatos 333 West Wacker Drive Chicago, Il 60606	9/22/63	Vice President, 2006	Managing Director (since 2005), formerly Vice President (since 2002); formerly, Assistant Vice President (since 2000) of Nuveen Investments, LLC; Chartered Financial Analyst.	166

Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606	2/3/66	Vice President and Assistant Secretary, 2006	Vice President (since 2002), formerly Assistant Vice President (since 2000) of Nuveen Investments, LLC.	166

Name and Address	Birthdate	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Peter H. D’Arrigo 333 West Wacker Drive Chicago, IL 60606	11/28/67	Vice President and Treasurer, 2006	Vice President and Treasurer (since 1999) of Nuveen Investments, LLC and of Nuveen Investments, Inc.; Vice President and Treasurer (since 2002) of Nuveen Asset Management and of Nuveen Investments Advisers Inc.; Assistant Treasurer (since 2002) of NWQ Investment Management Company, LLC; Vice President and Treasurer (since 2003) of Nuveen Rittenhouse Asset Management, Inc. and Symphony Asset Management LLC; formerly, Vice President and Treasurer (since 1999) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.**; Chartered Financial Analyst.	166

John N. Desmond 333 West Wacker Drive Chicago, IL 60606	8/24/61	Vice President, 2006	Vice President, Director of Investment Operations (since 2005), Nuveen Investments, LLC; formerly, Director, Business Manager (2003- 2004), Deutsche Asset Management; Director, Business Development and Transformation (2002-2003), Deutsche Trust Bank Japan; Senior Vice President, Head of Investment Operations and Systems (2000-2002), Scudder Investments Japan; Senior Vice President, Head of Plan Administration and Participant Services (1995-2002), Scudder Investments.	166

Jessica R. Droeger 333 West Wacker Drive Chicago, IL 60606	9/24/64	Vice President and Secretary, 2006	Vice President (since 2002), Assistant Secretary and Assistant General Counsel (since 1998), formerly, Assistant Vice President (since 1998), of Nuveen Investments, LLC; Vice President and Assistant Secretary (since 2005) of Nuveen Asset Management, Vice President (2002-2004) and Assistant Secretary (1998-2004), formerly, Assistant Vice President of Nuveen Advisory Corp., and Nuveen Institutional Advisory Corp.**	166

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606	10/24/45	Vice President, 2006	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.**; Managing Director (since 2005) of Nuveen Asset Management.	166

William M. Fitzgerald 333 West Wacker Drive Chicago, IL 60606	3/2/64	Vice President, 2006	Managing Director (since 2002), formerly, Vice President of Nuveen Investments, LLC; Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.**; Managing Director (since 2001) of Nuveen Asset Management; Vice President (since 2002) of Nuveen Investments Advisers Inc.; Chartered Financial Analyst.	166

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606	5/31/54	Vice President and Controller, 2006	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	166

Name and Address	Birth date	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
James D. Grassi 333 West Wacker Drive Chicago, IL 60606	4/13/56	Vice President and Chief Compliance Officer, 2006	Vice President and Deputy Director of Compliance (since August 2004) of Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Nuveen Asset Management and Rittenhouse Asset Management, Inc.; previously, Vice President and Deputy Director of Compliance (2004) of, Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.**, formerly, Senior Attorney (1994 - 2004), The Northern Trust Company.	166

David J. Lamb 333 West Wacker Drive Chicago, IL 60606	3/22/63	Vice President, 2006	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	166

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606	8/27/61	Vice President, 2006	Vice President (since 1999) of Nuveen Investments, LLC.	166

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606	7/27/51	Vice President and Assistant Secretary, 2006	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.** Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary (since 2002) of Nuveen Investments Advisers Inc.; Assistant Secretary of NWQ Investment Management Company, LLC (since 2002) and Symphony Asset Management LLC (since 2003).	166

**	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

The Board of Trustees has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee. Because the Fund is newly organized, none of the committees has met during the Fund’s last fiscal year. The executive committee will meet once prior to the commencement of the Fund’s operations.

Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

The audit committee monitors the accounting and reporting policies and practices of the Fund, the quality and integrity of the financial statements of the Fund, compliance by the Fund with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, Chair, William J. Schneider and Eugene S. Sunshine.

The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities—including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Board Relations, Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Eugene S. Sunshine.

The dividend committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown and Jack B. Evans.

The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters the committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the compliance, risk management and regulatory oversight committee are William J. Schneider, Chair, Lawrence H. Brown, William C. Hunter, David J. Kundert and Judith M. Stockdale.

The independent directors of the Nuveen Fund Board have appointed Robert P. Bremner as their Lead Director. The role of the Lead Director is one of coordination and assuring the appropriate, effective and efficient functioning of the Board and its processes. Specific responsibilities may include organizing and leading independent director sessions, facilitating and ensuring an appropriate level of communication among the independent directors, leading the assessment of the Board’s effectiveness, and working with Tradewinds’ staff and outside counsel on Board meeting agendas, Board material and workshops for directors to ensure that the priorities of the independent directors are addressed.

The trustees are trustees of 47 Nuveen open-end funds and 114 closed-end funds except, David J. Kundert is trustee of 47 Nuveen open-end funds and 112 closed-end funds managed by NAM. None of the independent trustees, nor any of their immediate family members, has ever been a director, officer, or employee of, or a consultant to, NAM, Nuveen or their affiliates. In addition, none of the independent trustees owns beneficially or of record, any security of NAM, Nuveen, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM or Nuveen.

The trustees will be elected at the next annual meeting of shareholders by the Common Shareholders voting together as a single class. If elected, Class I trustees will serve until the first succeeding annual meeting subsequent to their election; Class II trustees will serve until the second succeeding annual meeting subsequent to their election; and Class III trustees will serve until the third succeeding annual meeting subsequent to their election. At each subsequent annual meeting, the trustees chosen to succeed those whose terms are expiring shall be identified as being of the same class as the trustee whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. Holders of FundPreferred shares will be entitled to elect a majority of the Fund’s trustees under certain circumstances. See “Description of Shares - FundPreferred Shares - Voting Rights.” The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2005:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Timothy R. Schwertfeger	None	Over $100,000
Robert P. Bremner	None	Over $100,000
Lawrence H. Brown	None	Over $100,000
Jack B. Evans	None	Over $100,000
William C. Hunter	None	Over $100,000
David J. Kundert	None	$50,001 - $100,000
William S. Schneider	None	Over $100,000
Judith M. Stockdale	None	Over $100,000
Eugene S. Sunshine	None	Over $100,000

No trustee who is not an interested person of the Fund owns beneficially or of record, any security of NAM, Nuveen, Morgan Stanley & Co. Incorporated or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM, Nuveen or Morgan Stanley & Co. Incorporated.

The following table sets forth estimated compensation to be paid by the Fund projected during the Fund’s first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the “Plan”) that permits any trustee who is not an “interested person” of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee’s deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund’s obligations to make distributions under the Plan.

Name of Trustee	Estimated Aggregate Compensation from Fund*	Total Compensation from Fund and Fund Complex**	Amount of Total Compensation That Has Been Deferred
Timothy R. Schwertfeger	$0	$0	$0
Robert P. Bremner***	1,404	131,625	16,832
Lawrence H. Brown	1,322	133,625	—
Jack B. Evans	1,333	137,125	29,251
William C. Hunter	1,140	119,625	103,152
David J. Kundert****	1,140	82,935	70,725
William J. Schneider	1,319	134,625	115,159
Judith M. Stockdale	1,140	119,725	51,055
Eugene S. Sunshine****	1,219	87,435	59,771

*	Based on the estimated compensation to be earned by the independent trustees for the 12-month period ending 12/31/2007, representing the Fund’s first full fiscal year, for services to the Fund.

**	Based on the compensation paid to the trustees for the one year period ending 12/31/2005 for services to the Nuveen open-end and closed-end funds.

***	Robert P. Bremner was appointed Lead Director of the Board of Trustees. The Lead Director receives compensation of $20,000 annually.

****	David J. Kundert and Eugene S. Sunshine were appointed to the Board of Trustees of the Nuveen funds in 2005.

The Fund has no employees. Its officers are compensated by Nuveen Investments, Inc. (“Nuveen Investments”) or its affiliates.

Nuveen Investments maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The Independent Board Members of the funds managed by NAM are eligible to participate in the charitable contributions program of Nuveen Investments. Under the matching program, Nuveen Investments will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments. The Independent Board Members are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Board Member, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments under the direct program is made solely at the discretion of the Corporate Contributions Committee.

INVESTMENT ADVISER AND SUBADVISER

NAM is responsible for determining the Fund’s overall investment strategy and its implementation, including the use of leverage. NAM also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. For additional information regarding the management services performed by NAM, see “Management of the Fund” in the Fund’s Prospectus.

NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. According to data from Thomson Financial, Nuveen Investments is the leading sponsor of closed-end exchange-traded funds as measured by number of funds (114) and fund assets under management (approximately $51.8 billion) as of March 31, 2006. Founded in 1898, Nuveen Investments and its affiliates had approximately $145 billion in assets under management as of March 31, 2006. Nuveen Investments is a publicly-traded company.

Nuveen Investments provides investment services to financial advisors serving high-net-worth clients and institutional clients. Nuveen Investments today markets its capabilities—which include tax-free investing, separately-managed accounts and market-neutral alternative investment portfolios—under four distinct brands: Nuveen, NWQ, Rittenhouse and Symphony. Nuveen Investments is listed on the New York Stock Exchange and trades under the symbol “JNC”.

Over the past few years, the Securities and Exchange Commission, state Attorneys General and other federal and state officials of various other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies and other practices of advisers and distributors of investment companies. NAM and certain of its affiliates have received information requests and subpoenas from the Securities and Exchange Commission, other federal officials and state Attorneys General in connection with these inquiries. NAM and its affiliates have complied with these requests and subpoenas and, to date, no proceedings have been brought against NAM and its affiliates. NAM and its affiliates have no specific reason to believe that any such proceedings will be brought in the future; however there can be no guarantee that will be the case. Due to the existing regulatory climate, NAM and its affiliates may receive additional information requests and/or subpoenas from one or more regulatory agencies or federal or state officials in the future. Based on internal reviews of trading practices and other regulatory matters, NAM and its affiliates have not found any information that they believe would have a material adverse effect on the Fund, its Common Shares, or the ability of NAM to perform its duties under the investment management agreement with the Fund.

Tradewinds, 2049 Century Park East, Los Angeles, California 90067, is the Fund’s subadviser responsible for managing the Fund’s Managed Assets and the Fund’s use of leverage, subject to the oversight of NAM and the Fund’s Board of Trustees. Tradewinds specializes in international, global all-cap and small- and mid-cap value equity strategies. Tradewinds, a registered investment adviser, is an affiliate of NAM. Most of Tradewinds’ personnel, including the Fund’s portfolio manager, were affiliated with NWQ until March 2006, when NWQ reorganized into two distinct entities: NWQ and Tradewinds. As of March 31, 2006, Tradewinds had approximately $22.8 billion in assets under management.

David Iben, CFA, Chief Investment Officer, Managing Director and Portfolio Manager at Tradewinds since March 2006, is the portfolio manager of the Fund. Prior to March 2006, Mr. Iben was a Managing Director and Portfolio Manager at NWQ since November 2000. From October 1998 through November 2000, Mr. Iben was Founder, Chief Investment Officer and lead portfolio manager at Palladian Capital Management.

Other Accounts Managed. In addition to managing the funds, Mr. Iben is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of April 30, 2006 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company	6	$774,629,810
Other Pooled Investment Vehicles	0	0
Other Accounts	6,316	$3,638,804,631

*	None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Mr. Iben participates in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by Tradewinds’ executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. Mr. Iben’s performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of Tradewinds’ overall annual profitability and Mr. Iben’s contribution as measured by the overall investment performance of client portfolios in the strategy he manages relative to the strategy’s general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of Mr. Iben’s contributions to portfolio strategy, teamwork, collaboration and work ethic.

The total compensation package includes the availability of an equity-like incentive for purchase (whose value is determined by various factors, including the increase in Tradewinds’ profitability over time). Additionally, the portfolio managers have been provided compensation in conjunction with signing long-term employment agreements. Tradewinds is a subsidiary of Nuveen Investments, which has augmented this incentive compensation annually through individual awards of a stock option pool, as determined through a collaborative process between Nuveen Investments and Tradewinds’ executive committee.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, a portfolio manager who manages multiple accounts is presented with the following potential conflicts:

•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•	If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts, which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•	The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures that are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities. As of the date of this Statement of Additional Information, Mr. Iben does not beneficially own any stock issued by the Fund.

Pursuant to an investment management agreement between NAM and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NAM, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee. The fund-level fee shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets	Fund-Level Fee Rate
Up to $500 million	0.8000%
$500 million to $1 billion	0.7750%
$1 billion to $1.5 billion	0.7500%
$1.5 billion to $2 billion	0.7250%
$2 billion and over	0.7000%

Complex-Level Fee. The complex-level fee shall be applied according to the following schedule:

Complex-Level Daily Managed Assets(1)	Total Complex-Level Assets	Complex-Level Marginal Rate	Effective Complex-Level Fee Rate
First $55 billion	$55 billion	0.2000%	0.2000%
Next $1 billion	$56 billion	0.1800%	0.1996%
Next $1 billion	$57 billion	0.1600%	0.1989%
Next $3 billion	$60 billion	0.1425%	0.1961%
Next $3 billion	$63 billion	0.1325%	0.1931%
Next $3 billion	$66 billion	0.1250%	0.1900%
Next $5 billion	$71 billion	0.1200%	0.1851%
Next $5 billion	$76 billion	0.1175%	0.1806%
Next $15 billion	$91 billion	0.1150%	0.1698%

(1)	With respect to complex-level Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-level Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-level Managed Assets shall be 0.1400% until such time as a different rate or rates is determined. Complex-level Managed Assets are the aggregate Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Complex-level Managed Assets were approximately $67.3 billion as of March 31, 2006.

In addition to NAM’s fee, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of its independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

Unless earlier terminated as described below, the Fund’s investment management agreement with NAM and the Fund’s investment sub-advisory agreement with Tradewinds (collectively, the “management agreements”) will remain in effect until August 1, 2007. The management agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or NAM upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. The investment sub-advisory agreement may be terminated at any time, without penalty, by the Fund, NAM or Tradewinds upon 60 days’ written notice after the initial term of the agreement, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

The Fund, NAM, Nuveen and other related entities have adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund’s portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NAM and Nuveen can be viewed online or downloaded from the EDGAR Database on the Securities and Exchange Commission’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549 or by e-mail request at publicinfo@sec.gov.

The Fund is responsible for voting proxies on securities held in its portfolio. When the Fund receives a proxy, the decision regarding how to vote such proxy will be made by Tradewinds in accordance with its proxy voting procedures.

With regard to equity securities and taxable-fixed income securities, Tradewinds has engaged the services of Institutional Shareholder Services, Inc., (“ISS”) to make recommendations to it on the voting of proxies relating to securities held by the Fund and managed by Tradewinds. ISS provides voting recommendations based upon established guidelines and practices. Tradewinds reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, Tradewinds may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the Fund’s best economic interest. If Tradewinds manages the assets of a company or its pension plan and any of Tradewinds’ clients hold any securities of that company, Tradewinds will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. For clients that are registered investment companies where a material conflict of interest has been identified and the matter is not covered by the ISS Guidelines, Tradewinds shall disclose the conflict and the Proxy Voting Committee’s determination of the manner in which to vote to the Fund’s Board or its designated committee.

Tradewinds has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on Tradewinds’ general voting policies.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Trustees, Tradewinds is responsible for decisions to purchase and sell securities for the Fund, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. Transactions in the over-the-counter market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting over-the-counter transactions. The Fund may place its over-the-counter transactions either directly with principal market makers, or with broker-dealers if that is consistent with Tradewinds’ obligation to obtain best qualitative execution. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates or affiliates of Tradewinds except in compliance with the 1940 Act.

In the event the Fund invests in senior loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which Tradewinds or an affiliate of Tradewinds would negotiate on behalf of the Fund, although a more developed market may exist for many senior loans. The Fund would be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the lender selling participations or assignments to the Fund. Tradewinds or an affiliate of Tradewinds would determine the lenders from whom the Fund would purchase assignments and participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management.

It is Tradewinds’ policy to seek the best execution under the circumstances of each trade. Tradewinds will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Tradewinds’ practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Tradewinds. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Tradewinds’ own research efforts, the receipt of research information is not expected to reduce significantly Tradewinds’ expenses. While Tradewinds will be primarily responsible for the placement of the business of the Fund, Tradewinds’ policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

Tradewinds may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and that may have investment objectives similar to those of the Fund. Tradewinds seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Tradewinds reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where the Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Tradewinds’ management outweigh any disadvantage that may arise from Tradewinds’ larger management activities and its need to allocate securities.

DISTRIBUTIONS

Commencing with the first distribution, the Fund will pay monthly distributions stated in terms of a fixed cents per Common Share dividend rate that will be composed of, in addition to net investment income, supplemental amounts generally representing realized capital gains or, possibly, returns of capital representing unrealized capital gains. The Fund will seek to establish a distribution rate that roughly corresponds to NAM’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time, although the distribution rate will not be solely dependent on the amount of income earned on capital gains realized by the Fund. NAM, in making such projections, may consider long-term historical returns and a variety of other factors. Distributions can only be made after paying any interest and required principal payments on Borrowings, if any, and any accrued dividends to FundPreferred shareholders, if any. The distribution policy recognizes that many investors are willing to accept the potentially higher asset volatility of the Fund’s equity investments compared to fixed-income investment, preferring that a consistent level of cash distributions be available each month for reinvestment or for other purposes of their choosing.

If, for any monthly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year would include any remaining net investment income and net realized capital gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods of up to several years, when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net asset value to meet payments prescribed by its distribution policy. Similarly, for tax purposes, such distributions by the Fund may consist in part of a return of capital to Common Shareholders. The exact tax characteristics of the Fund’s distributions will not be known until after the Fund’s fiscal year-end. Common Shareholders should not confuse a return of capital distribution with “dividend yield” or “total return.”

As explained more fully below in “Tax Matters,” at least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) after making interest and required principal payments on Borrowings or paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shareholders or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the Common Shares), and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions. In addition, the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for that calendar year, in which case the excess would normally be treated by shareholders as return of capital for tax purposes. The distributions paid by the Fund should not be viewed solely as “income.”

The Fund expects to declare its initial Common Share distribution approximately 45 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Distributions will be reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.

DESCRIPTION OF SHARES

COMMON SHARES

The Fund’s Declaration of Trust (the “Declaration”) authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of FundPreferred shares, if issued, and Borrowings, if incurred, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever the Fund incurs Borrowings, and/or issues FundPreferred shares, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless interest on such Borrowings have been paid, and (i) unless asset coverage (as defined in the 1940 Act) with respect to any Borrowings would be at least 300% after giving effect to the distributions and (ii) unless asset coverage (again, as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to the distributions. See “ —FundPreferred Shares” below.

The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Proceeds from the sale of Common Shares in this offering will be reduced by 4.5% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share $19.10. Net asset value and net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be an additional 0.20% as a percentage of the offering price). Nuveen has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share. See “Use of Proceeds.”

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to purchase additional Common Shares or sell shares held, the shareholder may do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot guarantee that Common Shares will trade at a price equal to or higher than net asset value in the future. The net asset value per Common Share also will be reduced by any costs associated with the issuance of FundPreferred shares or Borrowings, if any. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon a Fund’s net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund’s Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot guarantee you that Common Shares will trade at a price equal to or higher than net asset value in the future. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund” and the Fund’s Prospectus under “The Fund’s Investments.”

LEVERAGE

Upon Tradewinds’ determination that it would be in the best interests of the Fund and its Common Shareholders, the Fund likely will seek to increase total returns for Common Shareholders by utilizing financial leverage through Borrowings and/or FundPreferred shares. The Fund’s Board of Trustees has approved the use of leverage by the Fund, with an initial leverage limit of approximately 20% of the Fund’s Managed Assets, which leverage limit may be increased or decreased by the Board of Trustees from time to time. The amount of leverage utilized by the Fund at any given time, up to the leverage limit, will be determined by Tradewinds, subject to oversight by NAM and the Fund’s Board of Trustees. The Fund intends that any leverage utilized by the Fund for at least two years following this offering will be accomplished through Borrowings. Subject to the leverage limit established by the Board of Trustees (initially 20% of the Fund’s Managed Assets), Tradewinds may, at its discretion, opportunistically vary the Fund’s percentage use of leverage depending on its assessment of market conditions and investment opportunities across global markets. The use of leverage by the Fund in excess of the established leverage limit (other than as a result of a decrease in the Fund’s net asset value as discussed below) would require the approval of the Fund’s Board of Trustees. The Board of Trustees may approve an increase in the Fund’s leverage limit up to approximately 33% of the Fund’s Managed Assets. If the Fund’s percentage use of leverage increases over the established leverage limit as a result of a decrease in the Fund’s net asset value, the Fund may be required to reduce its amount of leverage at or below the established leverage limit based on guidelines established by the Fund’s Board of Trustees. As a result, the Fund may be required to sell securities in its portfolio at times and/or at prices that are disadvantageous of the Fund. NAM will be responsible for originating and managing the Fund’s leverage facilities, and NAM will continually monitor the use of leverage by Tradewinds, including adjustments in the percentage use of leverage by the Fund up to the leverage limit and consistent with guidelines established by the Board of Trustees.

The Fund expects that the interest cost of leverage will be based upon the interest cost of funds applicable to high grade credit quality issuers of debt securities, commercial paper or preferred stock, either on a floating rate or fixed rate basis. So long as the rate of total return, net of all applicable Fund expenses, on the Fund’s portfolio investments exceeds the then current interest rate on any Borrowings or the FundPreferred share dividend rate, the investment of the proceeds of Borrowings or Fund Preferred shares will be beneficial to Common Shareholders from a total return standpoint. If so, the excess total return may be available to pay higher distributions to Common Shareholders or may result in accretions to the Fund’s Managed Assets and net asset value. There is no assurance that the Fund will use leverage or that the Fund’s leverage strategy seeking to enhance total returns will be successful.

The Fund will pay NAM a management fee based on a percentage of Managed Assets and Tradewinds will receive a portion of that fee as a subadvisory fee. Managed Assets include the proceeds realized from the Fund’s use of leverage. Tradewinds will base its decision whether and how much to leverage the Fund based solely on its assessment of the prospects that such leverage will increase the total return on net asset value to the Fund’s Common Shareholders. NAM will be responsible for overseeing Tradewinds’ use of leverage and evaluating Tradewinds’ performance in managing the portfolio and using leverage to achieve the Fund’s investment objective. However, the fact that a decision to increase the Fund’s leverage will have the effect of increasing Managed Assets and therefore NAM’s and Tradewinds’ management and subadvisory fees, respectively, means that NAM and Tradewinds have a conflict of interest whenever it is determined by them that the Fund increase its use of leverage. NAM and Tradewinds will seek to manage that conflict by only increasing the Fund’s use of leverage when it is determined by them that such increase is in the best interests of the Fund and its Common Shareholders, and by regularly reviewing the Fund’s performance and use of leverage with the Fund’s Board of Trustees.

BORROWINGS

The Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank Borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements would increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any such Borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, as with the issue of FundPreferred Shares, the Fund may be subject to certain restrictions imposed by guidelines of one or more ratings agencies that may issue ratings on commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings would be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions that limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act would (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund would repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future Borrowings of the Fund. The Fund also may borrow up to an additional 5% of its total assets for temporary purposes.

FUNDPREFERRED SHARES

The Declaration authorizes the issuance of an unlimited number of FundPreferred shares in one or more classes or series, with rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any FundPreferred shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration.

Limited Issuance of FundPreferred Shares. Under the 1940 Act, the Fund could issue FundPreferred shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, measured immediately after issuance of the FundPreferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the FundPreferred shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference. The FundPreferred shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of FundPreferred shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Sharesholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of FundPreferred shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights. In connection with any issuance of FundPreferred shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that FundPreferred shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information and except as otherwise required by applicable law, holders of FundPreferred shares would vote together with Common Shareholders as a single class.

In connection with the election of the Fund’s trustees, holders of FundPreferred shares, voting as a separate class, would be entitled to elect two trustees, and the remaining class of trustees nominated for election would be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. In addition, if at any time dividends on the Fund’s outstanding FundPreferred shares would be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding FundPreferred shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of the Fund’s outstanding FundPreferred shares of any class or series, as the case may be, voting as a separate class, would be required to, among other things, (1) take certain actions that would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the FundPreferred shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund’s FundPreferred shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding FundPreferred shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares; provided however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding FundPreferred shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund’s investment objective or changes in the investment restrictions described as fundamental policies under “Investment Restrictions.” The class or series vote of holders of FundPreferred shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and FundPreferred shares necessary to authorize the action in question.

The foregoing voting provisions would not apply with respect to the Fund’s FundPreferred shares if, at or prior to the time when a vote was required, such shares would have been (1) redeemed or (2) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of FundPreferred Shares. The terms of the FundPreferred shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase FundPreferred shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of FundPreferred shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such shares by the Fund would increase such leverage.

In the event of any future issuance of FundPreferred shares, the Fund likely would apply for ratings from an NRSRO. In such event, as long as FundPreferred Shares are outstanding, the composition of the Fund’s portfolio would reflect guidelines established by such NRSRO. Based on previous guidelines established by such NRSROs for the securities of other issuers, the Fund anticipates that the guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. However, at this time, no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any FundPreferred shares.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and, if issued, FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and, if issued, FundPreferred shares outstanding at the time, voting together as a single class, would be required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series would be required. Approval of shareholders would not be required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding FundPreferred shares, the action in question would also require the affirmative vote of the holders of at least two-thirds of the Fund’s FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the Bylaws, the affirmative vote of the holders of at least a majority of the Fund’s FundPreferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and, if issued, FundPreferred shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of any outstanding FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund’s FundPreferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued FundPreferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding FundPreferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any Borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange or elsewhere, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange or elsewhere, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

Conversion to an open-end investment company would require the approval of the holders of at least two-thirds of the Fund’s Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund’s FundPreferred shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See “Certain Provisions in the Declaration of Trust” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all FundPreferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund’s Common Shares would no longer be listed on the New York Stock Exchange or elsewhere. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when FundPreferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund’s Prospectus under “Risks-Leverage Risk.”

Before deciding whether to take any action if the Fund’s Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

FEDERAL INCOME TAX MATTERS

The following discussion of federal income tax matters is based upon the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a shareholder who is a U.S. person, as defined for U.S. federal income tax purposes, and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, non-U.S. country, or other taxing jurisdiction.

The Fund intends to elect to be treated and to qualify annually as a regulated investment company under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, or interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid), and 90% of its net tax-exempt interest income in each year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below (See “Distributions”) in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

DISTRIBUTIONS

Dividends paid out of the Fund’s investment company taxable income will generally be taxable to a shareholder as ordinary income to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Such dividends may qualify for the dividends received deduction available to corporations under Section 243 of the Code and the reduced rate of taxation that applies to

“qualified dividend income” received by individuals under Section 1(h)(11) of the Code. For taxable years beginning before January 1, 2011, qualified dividend income received by noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria, although dividends paid by REITs will not generally be eligible to qualify as qualified dividend income. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders. For the Fund to receive qualified dividend income, the Fund must hold the stock associated with an otherwise qualified dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the holding period requirements, apply to each shareholder’s investment in the Fund. For taxable years beginning on or after January 1, 2011, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise.

Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the fair market value of a share of the Fund on the reinvestment date.

The Internal Revenue Service’s position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its FundPreferred Shares, if any, as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as capital gain dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of FundPreferred Shares, if any, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

SALE OR EXCHANGE OF FUND SHARES

Upon the sale or other disposition of shares of the Fund that a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss that will be long-term or short-

term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. The maximum long-term capital gains rate for individuals is 15% (with lower rates for individuals in the 10% and 15% tax brackets) for taxable years beginning before January 1, 2011. Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed received by the shareholder with respect to such shares.

NATURE OF FUND’S INVESTMENTS

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not count toward the 90% of gross income requirement necessary for the Fund to qualify as a regulated investment company under the Code. The Fund may make certain tax elections in order to mitigate the effect of these provisions.

The Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service interpretations of the Code and future changes in tax laws and regulations.

OPTIONS AND FUTURES CONTRACTS

The Fund’s transactions in options and futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes. For example, the Fund expects to enter into transactions that would be treated as “Section 1256 Contracts” under the Code. In general, the Fund would be required to treat any Section 1256 Contracts as if they were sold for their fair market value at the end of the Fund’s taxable year, and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though the Fund did not actually sell the contract and receive cash. Forty percent of such gain or loss would be treated as short-term capital gain or loss and sixty percent of such gain or loss would be treated as long-term capital gain or loss. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

Option positions that are not Section 1256 Contracts are not subject to the mark-to-market treatment described above but are governed by the rules described in this paragraph. Premiums received by the Fund for writing or selling call options are not included in income at the time of receipt. Rather, gain or loss is determined at the time the options lapse, are terminated in closing transactions, or are exercised. The character of the gain or loss for such options that lapse or terminate is determined under Code Section 1234. If such an option lapses, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction (including a cash settlement), the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times. With respect to a put or a call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be capital gain or loss, and will be short-term or long-term, depending upon the Fund’s holding period for the option. If such an option expires, the resulting loss is a capital loss, and will be short-term or long-term, depending upon the Fund’s holding period for the option. If such an option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security, and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

If positions held by the Fund were treated as “straddles” for federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment. In addition, gain or loss on positions in a straddle is subject to special (and generally disadvantageous) rules.

NON-U.S. TAXES

Since the Fund may invest in non-U.S. securities, its income from such securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. The Fund will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder’s ability to claim such a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize deductions on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. The foregoing election may also result in a non-U.S. shareholder of the Fund becoming subject to additional U.S. withholding tax without the benefit of any corresponding credit or deduction.

PASSIVE FOREIGN INVESTMENT COMPANY

If the Fund purchases shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement applicable to regulated investment companies and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

CURRENCY FLUCTUATIONS

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on non-U.S. currency forward contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

RECOGNITION OF INCOME IN THE ABSENCE OF CASH

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

The Fund may invest in preferred securities, convertible securities or other securities the federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

The Fund may be required to withhold federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

NON-U.S. SHAREHOLDERS

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a non-U.S. trust or estate, a non-U.S. corporation or non-U.S. partnership (a “non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is withheld from such distributions. However, U.S. source withholding taxes are not imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at source if they had been received directly by a non-U.S. person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning before January 1, 2008. Prospective investors should consult their tax advisors concerning the potential effect on them of these and other changes made by this legislation.

Capital gain dividends and any amounts retained by the Fund that are designated as undistributed capital gains will not be subject to U.S. federal withholding tax unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “Tax Matters--Backup Withholding” above. Distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally cause the non-U.S. shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States and subject to the rules described under “Income Effectively Connected” below, although this rule generally does not apply to a non-U.S. shareholder owning less than 5% of the Fund so long as shares continue to be regularly traded on an established U.S. securities market. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the non-U.S. shareholder to file a U.S. federal income tax return. Any gain a non-U.S. shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund will ordinarily be exempt from U.S. tax unless, in the case of a non-U.S. shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

REGULATIONS ON “REPORTABLE TRANSACTIONS”

Under Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

OTHER TAXES

Fund shareholders may be subject to state, local and non-U.S. taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

EXPERTS

The Financial Statements of the Fund as of July 6, 2006 appearing in this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in its report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides accounting and auditing services to the Fund. The principal business address of PricewaterhouseCoopers LLP is One North Wacker Drive, Chicago, Illinois 60606.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Global Value Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations from May 17, 2006 (date of organization) through July 6, 2006 present fairly, in all material respects, the financial position of Nuveen Global Value Opportunities Fund (the “Fund”) at July 6, 2006, and the results of operations for the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

July 7, 2006

NUVEEN GLOBAL VALUE OPPORTUNITIES FUND

Statement of Assets and Liabilities

July 6, 2006

Assets:
Cash	$100,084
Offering costs	800,000
Receivable from Adviser	13,500

Total assets	913,584

Liabilities:
Accrued offering costs	800,000
Payable for organization costs	13,500

Total liabilities	813,500

Net assets	$100,084

Net asset value per Common Share outstanding ($100,084 divided by 5,240 Common Shares outstanding)	$19.100

Net Assets Represent:
Common Shares, $.01 par value; unlimited number of shares authorized, 5,240 Common Shares outstanding	$52
Paid-in surplus	100,032

Net assets	$100,084

NUVEEN GLOBAL VALUE OPPORTUNITIES FUND

Statement of Operations

Period from May 17, 2006 (date of organization) through July 6, 2006

Investment income	$—

Expenses:
Organization costs	13,500
Expense reimbursement	(13,500)

Total expenses	—

Net investment income	$—

Note 1: Organization

The Fund was organized as a Massachusetts business trust on May 17, 2006, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 5,240 Common Shares to Nuveen Asset Management, the Fund’s investment adviser (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”).

Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen, has agreed to reimburse all organization expenses (approximately $13,500) and pay all Common Share offering costs (other than the sales load) that exceed $.04 per Common Share.

The Fund’s investment objective is to provide a high level of total return. The Fund intends to pursue its investment objective primarily by investing in a global portfolio of equity securities, as well as debt securities issued by corporate and governmenal entities.

Note 2: Significant Accounting Policies

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results may differ from those estimates.

The Fund’s share of Common Share offering costs will be recorded as a reduction of the proceeds from the sale of Common Shares upon the commencement of Fund operations.

Note 3: Investment Management Agreement

Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by the Adviser, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee. The annual fund-level fee, payable monthly, shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets	Fund-Level Fee Rate
Up to $500 million	.8000%
$500 million to $1 billion	.7750%
$1 billion to $1.5 billion	.7500%
$1.5 billion to $2 billion	.7250%
$2 billion and over	.7000%

Complex-Level Fee. The annual complex-level fee, payable monthly, shall be applied according to the schedule below. Based on complex-level assets of $67.3 billion as of March 31, 2006, the complex-level fee rate would be .1887%.

Complex-Level Assets(1)	Complex- Level Fee Rate
For the first $55 billion	.2000%
For the next $1 billion	.1800
For the next $1 billion	.1600
For the next $3 billion	.1425
For the next $3 billion	.1325
For the next $3 billion	.1250
For the next $5 billion	.1200
For the next $5 billion	.1175
For the next $15 billion	.1150
For Managed Assets over $91 billion(2)	.1400

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen sponsored funds in the U.S.

(2)	With respect to complex-level Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-level Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-level Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory services, and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

Note 4: Income Taxes

The Fund intends to distribute income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

APPENDIX A

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

1.	Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentration applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, And C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arreas on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P) : When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings — A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Nuveen Global Value Opportunities Fund

                     Common Shares

STATEMENT OF ADDITIONAL INFORMATION

                    , 2006

PART C - OTHER INFORMATION

Item 25:	Financial Statements and Exhibits

1.	Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act have been filed in this Pre-effective Amendment to the Registration Statement.

2.	Exhibits:

a.1	Declaration of Trust dated May 17, 2006. Filed on May 24, 2006 as exhibit a.1 to Registrant’s registration statement on Form N-2 (File no. 333-134437) and incorporated by reference herein.

b.	By-laws of Registrant. Filed on May 24, 2006 as exhibit b to Registrant’s registration statement on Form N-2 (File no. 333-134437) and incorporated by reference herein.

c.	None.

d.	Not Applicable.

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan.*

f.	None.

g.1	Investment Management Agreement between Registrant and Nuveen Asset Management dated , 2006. *

g.2	Sub-Advisory Agreement between Nuveen Asset Management and Tradewinds NWQ Global Investors, LLC dated , 2006.*

h.1	Form of Underwriting Agreement.*

h.2	Form of Morgan Stanley & Co. Incorporated Standard Dealer Agreement.*

h.3	Form of Nuveen Master Selected Dealer Agreement.*

h.4	Form of Morgan Stanley & Co. Incorporated Master Agreement Among Underwriters.*

h.5	Form of Dealer Letter Agreement.*

h.6	Form of Marketing and Structuring Fee Agreement.*

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.*

j.	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005.*

k.	Shareholder Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002.*

1.1	Consent of Bell, Boyd & Lloyd LLC.

1.2	Consent of Bingham McCutchen LLP.

m.	None.

n.	Consent of PricewaterhouseCoopers LLP.

o.	None.

p.	Subscription Agreement of Nuveen Asset Management dated , 2006.*

q.	None.

r.1	Code of Ethics of Nuveen Exchange-Traded Funds and Nuveen Asset Management.*

s.	Powers of Attorney.

*	To be filed by amendment.

Item 26:	Marketing Arrangements

Sections 2, 3(j) and 3(m) of the Form of Underwriting Agreement to be filed as Exhibit h.1 to this Registration Statement.

See the Introductory Paragraph and Paragraphs 2, 3 and 4 of the Form of Morgan Stanley & Co. Incorporated Standard Dealer Agreement to be filed as Exhibit h.2 to this Registration Statement and the Introductory Paragraph and Sections 2 and 3 of the Form of Nuveen Master Selected Dealer Agreement to be filed as Exhibit h.3 to this Registration Statement.

See the Introductory Paragraph and Sections 2 through 9 and 14 of the Form of Morgan Stanley & Co. Incorporated Master Agreement Among Underwriters filed as Exhibit h.4 to this Registration Statement.

See Paragraph e of the Form of Dealer Letter Agreement between Nuveen and the underwriters to be filed as Exhibit h.5 to this Registration Statement.

Item 27:	Other Expenses of Issuance and Distribution

Securities and Exchange Commission fees	$2.14
National Association of Securities Dealers, Inc. fees	502.00
Printing and engraving expenses		*
Legal Fees		*
Exchange listing fees		*
Blue Sky filing fees and expenses		*
Underwriters reimbursement		*
Miscellaneous expenses		*

Total		*

*	To be completed by amendment.

Item 28:	Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29:	Number of Holders of Securities

At July 14, 2006:

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	1

Item 30:	Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a)	against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b)	with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c)	in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by Investment Adviser and Mutual Fund Professional and Directors and Officers Liability policies in the aggregate amount of $50,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $2,000,000 deductible for operational failures and $1,000,000 deductible for all other claims, with $0 deductible for individual insureds.

Section 9 of the Form of Underwriting Agreement to be filed as Exhibit h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of Investment Adviser

Nuveen Asset Management (“NAM”) serves as investment adviser to separately managed accounts, closed-end management investment companies and to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust, Nuveen Investment Trust II and Nuveen Investment Trust III.

NAM has no other clients or business at the present time. For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser who serve as officers or Trustees of the Registrant has engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under “Management of the Fund” in Part B of this Registration Statement. Such information for the remaining senior officers of NAM appears below:

Name and Position with NAM	Other Business Profession, Vocation or Employment During Past Two Years

John P. Amboian, President and Director	President and Director of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investments Advisers Inc., and Nuveen Investments Holdings, Inc.; formerly, President and Director of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (1998-2004).

Stuart J. Cohen, Vice President, Assistant Secretary and Assistant General Counsel	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC, Nuveen Investments Holdings, Inc. and Rittenhouse Asset Management, Inc.; Vice President of Nuveen Investments Advisers Inc.

Sherri A. Hlavacek, Vice President and Corporate Controller	Vice President and Corporate Controller of Nuveen Investments, LLC, Nuveen Investments Holdings, Inc., Nuveen Investments Advisers Inc. and Rittenhouse Asset Management, Inc.; Vice President and Controller of Nuveen Investments, Inc.; Certified Public Accountant.

Mary E. Keefe, Managing Director and Chief Compliance Officer	Managing Director (since 2004) of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Nuveen Asset Management, Nuveen Investments Institutional Services Group LLC and Rittenhouse Asset Management, Inc.; Chief Compliance Officer of Symphony Asset Management, LLC; formerly, Head of Global Compliance (January 2004 - May 2004) of Citadel Investment Group; Director, Midwest regional Office (1994 - 2003), United States Securities and Exchange Commission.

John L. McCarthy, Senior Vice President and Secretary	Senior Vice President, Secretary and General Counsel (since March 2006) of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc. and Nuveen Investments Holdings, Inc.; Senior Vice President and Secretary (since March 2006) of Nuveen Investments Advisers Inc.; Assistant Secretary (since March 2006) of NWQ Investment Management Company, LLC and Secretary of Symphony Asset Management, LLC.; formerly, Partner at law firm of Winston & Strawn LLP.

Margaret E. Wilson, Senior Vice President, Finance	Senior Vice President, Finance of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; formerly, Senior Vice President, Finance of Nuveen Advisory Corp. and Nuveen Institutional Advisery Corp. (1998-2004).

Item 32:	Location of Accounts and Records

NAM, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by NAM.

Item 33:	Management Services

Not applicable.

Item 34:	Undertakings

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 14th day of July, 2006.

NUVEEN GLOBAL VALUE OPPORTUNITIES FUND

/s/ Jessica R. Droeger
Jessica R. Droeger, Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting officer)	July 14, 2006

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)	July 14, 2006

Timothy R. Schwertfeger*	Chairman of the Board and Trustee

Robert P. Bremner*	Trustee

Lawrence A. Brown	Trustee

Jack B. Evans*	Trustee

William C. Hunter*	Trustee

David J. Kundert*	Trustee

William J. Schneider*	Trustee

Judith M. Stockdale*	Trustee

Eugene S. Sunshine*	Trustee

By:	/s/ Jessica R. Droeger
Jessica R. Droeger
Attorney-In-Fact
July 14, 2006

*	The original powers of attorney authorizing Jessica R. Droeger and Gifford R. Zimmerman, among others, to execute this Registration Statement, and Amendments thereto, for the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and filed as exhibits.

INDEX TO EXHIBITS

a.1.	Declaration of Trust dated May 17, 2006. Filed on May 24, 2006 as exhibit a.1 to Registrant’s registration statement on Form N-2 (File no. 333-134437) and incorporated by reference herein.

b.	By-laws of Registrant. Filed on May 24, 2006 as exhibit b to Registrant’s registration statement on Form N-2 (File no. 333-134437) and incorporated by reference herein.

c.	None.

d.	Not Applicable.

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan.*

f.	None.

g.1	Investment Management Agreement between Registrant and Nuveen Asset Management dated , 2006.*

g.2	Sub-Advisory Agreement between Nuveen Asset Management and Tradewinds NWQ Global Investors, LLC dated , 2006.*

h.1	Form of Underwriting Agreement.*

h.2	Form of Morgan Stanley & Co. Incorporated Standard Dealer Agreement.*

h.3	Form of Nuveen Master Selected Dealer Agreement.*

h.4	Form of Morgan Stanley & Co. Incorporated Master Agreement Among Underwriters.*

h.5	Form of Dealer Letter Agreement.*

h.6	Form of Marketing and Structuring Fee Agreement.*

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.*

j.	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated February 25, 2005.*

k.	Shareholder Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated October 7, 2002.*

1.1	Consent of Bell, Boyd & Lloyd LLC.

1.2	Consent of Bingham McCutchen LLP.

m.	None.

n.	Consent of PricewaterhouseCoopers LLP.

o.	None.

p.	Subscription Agreement of Nuveen Asset Management dated , 2006.*

q.	None.

r.1	Code of Ethics of Nuveen Exchange-Traded Funds and Nuveen Asset Management.*

s.	Powers of Attorney.

*	To be filed by amendment.